Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of U.S. Precious Metals, Inc. (the “Company”), on Form 10-Q for the fiscal quarter ended August 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, M. Jack Kugler, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ M. Jack Kugler

M. Jack Kugler
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)
October 15, 2009